                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                          [ ]  Confidential, for Use of the Commission Only (as
                                                              permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              IRT PROPERTY COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

   -----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

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    (2)  Form, Schedule or Registration Statement No.:

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    (3)  Filing Party:

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    (4)  Date Filed:

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

                              IRT PROPERTY COMPANY

                        200 GALLERIA PARKWAY, SUITE 1400
                             ATLANTA, GEORGIA 30339

     NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 5, 2001

To our Shareholders:

     Our 2001 Annual Meeting of Shareholders (together with any postponements or adjournments thereof, the "Annual Meeting") will be held at the Cobb Galleria Centre, Two Galleria Parkway, Room 106, Atlanta, Georgia, on Tuesday, June 5, 2001, at 11:00 A.M. Eastern Time, for the following purposes:

          1. To elect six directors to serve until the 2002 Annual Meeting of Shareholders and until their successors have been duly elected and qualified; and

          2. To transact such other business as may properly come before the Annual Meeting.

     Only shareholders of record at the close of business on April 2, 2001, are entitled to notice of, and to vote at, the Annual Meeting. A complete list of shareholders entitled to vote at the Meeting will be available at the Annual Meeting.

     Our Proxy Statement is enclosed along with our 2000 Annual Report to Shareholders, for the fiscal year ended December 31, 2000.

                                          By Order of the Board of Directors

                                          /s/ W. Benjamin Jones III

                                          W. BENJAMIN JONES III
                                          Executive Vice President and Secretary

Atlanta, Georgia
April 23, 2001

     YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR WISHES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

                              IRT PROPERTY COMPANY

                        200 GALLERIA PARKWAY, SUITE 1400
                             ATLANTA, GEORGIA 30339

                             ---------------------

            PROXY STATEMENT FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 5, 2001

                             ---------------------

GENERAL

     The enclosed proxy is solicited by the Board of Directors of IRT Property Company (the "Company") for use at the Company's 2001 Annual Meeting of Shareholders (together with any postponements or adjournments thereof, the "Annual Meeting") to be held at 11:00 A.M. Eastern Time at the Cobb Galleria Centre, Two Galleria Parkway, Room 106, Atlanta, Georgia, on Tuesday, June 5, 2001. The enclosed proxy is revocable at any time before its exercise at the Annual Meeting by (i) written notice to the Executive Vice President and Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to proxies should be addressed as follows: IRT Property Company, 200 Galleria Parkway, Suite 1400, Atlanta, Georgia 30339, Attention: W. Benjamin Jones III, Executive Vice President and Secretary.

     The Annual Meeting will be held for the following purposes: (i) to elect six directors to serve until the Company's 2002 Annual Meeting of Shareholders, and (ii) to transact such other business as may properly come before the Annual Meeting.

     The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission (the "SEC"), the persons named as proxies on the enclosed proxy card will have discretionary authority to vote in their judgment on any proposals presented by shareholders for consideration at the Annual Meeting that were submitted to the Company after April 2, 2001. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a director if a director nominee is unable to serve for good cause and will not serve, and on matters incident to the conduct of the Annual Meeting.

     As of April 2, 2001 (the "Record Date"), 30,306,570 shares of the Company's common stock, par value $1.00 per share ("Common Stock"), were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were no shares of the Company's preferred stock, par value $1.00 per share ("Preferred Stock"), issued and outstanding.

     The 2000 Annual Report to Shareholders (the "Annual Report"), including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement. These materials are first being mailed to the Company's shareholders on or about April 23, 2001.

     Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

     The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the Record Date.

     Proposal One, relating to the election of the nominees for directors, requires approval by a "plurality" of the votes cast by the shares of Common Stock entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as shares of Common Stock present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

     Any other proposal that is properly brought before the Annual Meeting will require approval by the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting. With respect to such proposals, abstentions will be counted, but "broker non-votes" will not be counted, as shares of Common Stock present for purposes of determining the presence of a quorum. Both abstentions and "broker non-votes" will be counted as votes cast against such proposals for purposes of determining whether such proposal has received sufficient votes for approval.

     In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.

PROPOSAL ONE -- ELECTION OF DIRECTORS

     The members of the Company's Board of Directors are elected annually by the shareholders for a one-year term. Five incumbent directors and one new director have been nominated and have agreed to serve as directors if elected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION AS DIRECTORS.

CERTAIN INFORMATION CONCERNING NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth the name and age of each nominee for election to the Board of Directors of the Company and information as of April 2, 2001 regarding the beneficial ownership of the Company's Common Stock by each director of the Company, by the executive officers and by all directors and executive officers as a group. The amounts shown are based upon information furnished by the individuals named.

                                                                         COMPANY SHARES
                                                                             OWNED               PERCENTAGE OF
                                                                        BENEFICIALLY AND          OUTSTANDING
NAME                                         CURRENT POSITION         NATURE OF BENEFICIAL       SHARES OWNED
(DIRECTOR SINCE)                AGE            WITH COMPANY               OWNERSHIP(1)          BENEFICIALLY(1)
----------------                ---   ------------------------------  --------------------      ---------------
Thomas H. McAuley(2)..........  56    Chairman, President and
(1987)                                  Chief Executive Officer,
                                        Director                             381,199(5)(6)             1.25%
Thomas P. D'Arcy..............  41    Director                                    --
(2001)
Patrick L. Flinn(2)(4)........  58    Director                                 6,000(5)                    (9)
(1997)
Homer B. Gibbs, Jr.(3)(4).....  68    Director                                36,466(5)(8)                 (9)
(1976)
Samuel W. Kendrick(2)(3)(4)...  61    Director                                11,690(5)                    (9)
(1993)
Bruce A. Morrice (2)(3)(4)....  67    Director                                20,689(5)(8)                 (9)
(1986)
OTHER EXECUTIVE OFFICERS
James G. Levy.................  42    Executive Vice President and            87,276(5)(7)(8)              (9)
                                        Chief Financial Officer
W. Benjamin Jones III.........  51    Executive Vice President               177,965(5)(6)                 (9)
Robert E. Mitzel..............  52    Executive Vice President               172,991(5)(6)(8)              (9)
E. Thornton Anderson..........  38    Senior Vice President                   60,068(5)(7)                 (9)
Daniel F. Lovett..............  54    Senior Vice President                   86,334(5)(7)                 (9)
All Directors, Nominees and
  Executive Officers as a
  Group (11 Persons)..........                                             1,040,678                   3.35%(10)

---------------

 (1) Information relating to beneficial ownership of Company Common Stock in based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, the directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
 (2) Member of the Executive Committee.
 (3) Member of the Audit Committee.
 (4) Member of the Compensation Committee. The Compensation Committee also acts as the Stock Option Committee.
 (5) The number of shares reflected as being owned includes 259,591 shares for Mr. McAuley; 5,000 shares for Mr. Flinn; 12,500 shares each for Messrs. Gibbs and Morrice; 10,000 shares for Mr. Kendrick; 78,041 shares for Mr. Levy; 110,751 shares for Mr. Jones; 112,833 shares for Mr. Mitzel; 52,012 shares for Mr. Anderson; and 75,778 shares for Mr. Lovett, which each has the right to acquire pursuant to the Company's stock option plan.
 (6) Includes 47,904 shares received by Mr. McAuley and 23,952 shares received by each of Messrs. Jones and Mitzel of restricted stock, pursuant to the Company's 1998 Long-Term Incentive Plan, with a fair market value on the date of distribution in 1998 of $10.437 per share.
 (7) Includes 8,333 shares received by Mr. Levy and 5,556 shares received by each of Messrs. Andersen and Lovett of restricted stock, pursuant to the Company's 1998 Long-Term Incentive Plan, with a fair market value on the date of distribution in 2000 of $8.188 per share.
 (8) The number of shares reflected as being beneficially owned by Mr. Morrice includes 2,966 shares owned by a marital trust and 1,000 shares owned by a profit sharing plan, over neither of which he has voting or investment power; with regards to Mr. Lovett includes 5,000 shares owned by a trust over which he has voting or investment power; and with regards to Messrs. Gibbs, Levy and Mitzel includes 4,500, 400 and 392 shares, respectively, owned by their wives. Messrs. Morrice, Gibbs, Levy, Mitzel and Lovett are deemed to be beneficial owners of such shares under the regulations of the SEC, but they disclaim such beneficial ownership.
 (9) Less than 1%.
(10) Includes 689,006 shares which the Company's executive officers have the right to acquire and 40,000 shares which the Company's non-management directors have the right to acquire pursuant to the Company's stock option plans. Also, includes 5,292 shares owned by spouses of the directors and executive officers, 7,966 shares owned by trusts, and 1,000 shares owned by a profit sharing plan. The directors and executive officers are deemed to be the beneficial owners of such shares under the regulations of the SEC, but they disclaim beneficial ownership in such shares held by their spouses, trusts and profit sharing plans.

STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of the date indicated with respect to the only persons who are known by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock:

                                                                     AMOUNTS AND NATURE
                                                                       OF BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        DATE         OWNERSHIP          CLASS
------------------------------------                       -------   ------------------   ----------
E. Stanley Kroenke.......................................  2/14/01       1,600,000(1)      5.28%
1001 Cherry Street Centre
Suite 308
Columbia, MO 65201

---------------

(1) This information is contained in a Schedule 13G dated February 14, 2001, filed by E. Stanley Kroenke with the Securities and Exchange Commission. Such Schedule 13G states that the reporting person has shared voting and dispositive power with respect to the 1,600,000 shares.

COMMITTEES OF THE BOARD OF DIRECTORS, MEETINGS AND COMPENSATION OF DIRECTORS

     The Board of Directors has an Executive Committee, an Audit Committee, and a Compensation Committee, which also serves as the Stock Option Committee.

     Executive Committee. The Executive Committee is comprised of Patrick L. Flinn, Samuel W. Kendrick, Thomas H. McAuley and Bruce A. Morrice. The Executive Committee may exercise all the powers of the Board of Directors between meetings of the Board, except as may be otherwise limited by law. The Executive Committee may also serve as a Nominating Committee, which nominates persons to serve as directors of the Company. The full Board of Directors, however, currently acts as the Nominating Committee and, as such, has nominated the six persons named in the foregoing table. No recommendations were submitted by shareholders with respect to the nomination of directors, and the Nominating Committee has no policy with respect to whether or not it would consider such recommendations by shareholders. The Executive Committee met in conjunction with Board of Directors meetings, which held seven meetings during 2000.

     Audit Committee. The Audit Committee, which is composed of outside directors, approves any transactions involving related parties, recommends to the Board of Directors the engagement of the independent auditors of the Company, and reviews with the independent auditors the scope and results of the Company's audits, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company. The Audit Committee is comprised of Samuel W. Kendrick, Homer B. Gibbs, Jr. and Bruce A. Morrice. The Audit Committee held two meetings during 2000. See "Report of the Audit Committee."

     Compensation Committee. The Compensation Committee, composed of outside directors, determines the salary and other compensation to be paid to the executive officers of the Company. The Compensation Committee is comprised of Bruce A. Morrice, Patrick L. Flinn, Homer B. Gibbs, Jr. and Samuel W. Kendrick. The Compensation Committee also acts as the Stock Option Committee, and, in such capacity, is responsible for the administration of the Company's stock option plans. The Compensation Committee held two meetings during 2000.

     Board of Directors. During the Company's fiscal year ended December 31, 2000, the Company's Board of Directors held seven meetings, and each member of the Company's Board of Directors attended at least

75% of the aggregate number of meetings on the Board of Directors and committees thereof on which he served.

     The Company pays directors who are not also employees of the Company a retainer fee of $1,250 per month; $1,000 plus expenses for each Board meeting attended; and $500 plus expenses for each Executive Committee, Audit Committee or Compensation Committee meeting attended. Directors' fees in 2000 aggregated $87,500. In addition, each non-employee director receives nonqualified stock options to purchase 1,250 shares of the Company's Common Stock upon his or her election and each annual re-election to the Board of Directors.

     The Company adopted the IRT Property Company Deferred Compensation Plan for Outside Directors at the end of 1995. This plan allows non-employee directors to defer their director fees to the earlier of the date selected by the director or the date the director ceases to be a board member. Any such fees deferred will accrue interest monthly at an annual rate based on 13-week Treasury Bills. During 2000, $4,500 of director fees was deferred in accordance with this plan.

     There are no family relationships among any of the directors and/or executive officers of the Company.

PRINCIPAL OCCUPATIONS OF NOMINEES FOR ELECTION DURING THE PAST FIVE YEARS

     The principal occupations during the past five years of the nominees for election as directors of the Company are as follows:

     Mr. McAuley has been President of the Company since October 1, 1995, and was named Chief Executive Officer of the Company on January 1, 1997, and Chairman in June 1998. He was regional partner of Faison Associates, Inc. ("Faison"), a real estate development and management company headquartered in Charlotte, North Carolina, from May 1993 through September 1995. From June 1988 to May 1993, he served as Chairman and Chief Executive Officer and part owner of Ewing Southeast Realty, Inc. ("Ewing"), an Atlanta, Georgia real estate company. Ewing was acquired by Faison Associates, Inc. ("Faison") on May 1, 1993, when Mr. McAuley became a Faison partner. Mr. McAuley also currently serves as a director of the Centura Card Bank.

     Mr. D'Arcy is currently occupied as a private investor. He was previously the President, Chief Executive Officer and a director of Bradley Real Estate from February 1996 to August 2000. He joined Bradley Real Estate in 1989 where he served in various positions within the company until being elected President, Chief Executive Officer and a director in 1996.

     Mr. Flinn is currently occupied as a private investor and serves as a director of Theragenics, Inc. (NYSE: TGX). He retired from BankSouth Corporation after serving as Chairman and Chief Executive Officer from August 1991 to January 1996.

     Mr. Gibbs is currently occupied as a private investor. He retired as Vice Chairman of Mid-South Financial Corporation, a Nashville, Tennessee mortgage banking firm, on January 1, 1994, a position he held from 1986.

     Mr. Kendrick, currently a real estate consultant, retired from Ruddick Investment Company ("RIC") after serving as President from November 1994 to April 1998. RIC, an affiliate of Harris Teeter, Inc. ("Harris Teeter"), a grocery store owner/operator, is involved in real estate development and venture capital investment. Mr. Kendrick served as Executive Vice President of Harris Teeter, a supermarket chain with principal executive offices in Charlotte, North Carolina, from July 1992 to October 1994. Harris Teeter is a tenant in some of the shopping centers owned and managed by the Company.

     Mr. Morrice has been Managing Director of Morrice Financial Corp., a Dallas, Texas real estate finance and investment firm since 1987.

EXECUTIVE OFFICERS

     In addition to Thomas H. McAuley, President and Chief Executive Officer, the executive officers of the Company are as follows:

     James G. Levy has been Executive Vice President and Chief Financial Officer of the Company since April 2000. He served as Senior Vice President and Chief Accounting Officer from December 1998 to April 2000 and as Vice President and Treasurer from June 1994 December 1998. From May 1993 to May 1994, he was with Faison, serving as Regional Comptroller.

     W. Benjamin Jones III has been employed by the Company since 1977, and has been Executive Vice President since May 1994 and Secretary since May 1998.

     Robert E. Mitzel has been with the Company since 1987, and has served as Executive Vice President since May 1994.

     E. Thornton Anderson has been the Company's Senior Vice President, Director of Leasing, since September 1999. From 1997 to 1999, he served as Vice President of the Company, and, from 1995 to 1997, he served as Assistant Vice President of the Company. He joined the Company in 1993 from the Sofran Group, an Atlanta-based development company, where he served as a leasing representative for five years.

     Daniel F. Lovett joined the Company in October 1994 as Vice President and Director of Construction and became Senior Vice President in February 1998. From 1979 to September 1994, he was with Southeast Shopping Centers Corp., a South Florida neighborhood and community shopping center developer, last serving as Vice President and Director of Development.

     The executive officers are elected by and serve at the pleasure of the Board of Directors.

                             EXECUTIVE COMPENSATION

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and each of the four other most highly compensated executive officers whose total annual salary and bonus was in excess of $100,000 in fiscal year 2000 (collectively, the "Named Executive Officers"). The disclosure requirements for the Named Executive Officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Overview and Philosophy

     The Compensation Committee, composed entirely of outside directors, determines the salary and other compensation to be paid to the executive officers of the Company. The Compensation Committee typically reviews the salary of each executive officer once each year at its November meeting. At that meeting, the

Compensation Committee, acting as a Stock Option Committee, also usually determines the individuals to whom incentive stock options are to be awarded and the number of shares for which options are to be granted.

     The Company's executive compensation program has three primary objectives:

     - Reward executives for long-term management focus and the enhancement of shareholder value.

     - Attract and retain key executives critical to the long-term success of the Company.

     - Support the achievement of desired Company performance.

     In determining the compensation to be paid to the executive officers of the Company, the Compensation Committee considers compensation paid to other executives performing similar jobs within the industry. Some of the companies considered by the Compensation Committee to be of comparable size and complexity are included in the NAREIT All REIT Index included in the Comparative Stock Performance section of this Proxy Statement. In these comparisons, the Compensation Committee strives to fix the compensation of the Company's executive officers in the middle of the class of comparable companies. The Committee also considers the performance of the Company and the merits of the individual under consideration. Committee members use their discretion to set executive compensation where, in their judgment, external, internal or an individual's circumstances warrant it.

  Executive Officer Compensation Program

     The Company's executive officer compensation program is comprised of base salary, year-end additional cash compensation, long-term incentive compensation in the form of stock options and restricted stock awards, and various benefits, including medical and life insurance generally available to all employees of the Company.

BASE SALARY

     The Chief Executive Officer recommends to the Compensation Committee the base salary levels for the Company's other executive officers based on his evaluation of individual experience and performance, on his review of employee evaluation reports prepared by certain of the executive officers and in his subjective discretion on the overall operating performance of the Company. Base salary levels are then set in the discretion of the Compensation Committee after consideration of such recommendations. The Compensation Committee members also may consider salary levels of executive officers of other comparable companies.

ANNUAL INCENTIVES

     Since certain Company performance standards were not obtained, the Compensation Committee determined that no Senior Executive should receive an annual incentive bonus pursuant to the 1998 Long Term Incentive Compensation Program in the year 2000. The Compensation Committee did not implement the Chief Executive Officer's recommendation to modify this program in the year 2000.

LONG TERM INCENTIVES

     In order to more closely link the interests of the Company's shareholders and its employees, the Company maintains the 1998 Long-Term Incentive Plan. Stock Options, restricted stock, and other equity and non-equity awards may be granted pursuant to this Plan.

     For 2000, options were granted to the executive officers based upon their positions and a subjective assessment of individual performance. Generally, equity based incentive awards are targeted at the 50th percentile of the competitive market. The Company utilizes the same surveys and peer institutions for this purpose as it does in analyzing base salary while also taking into consideration options and restricted stock which has already been granted.

     In February 2000, the Committee adopted a dividend equivalent program for use in connection with certain stock option grants under the 1998 Long-Term Incentive Plan. The Committee believes that the program serves to fairly and adequately compensate the executive officers and intends the program to assist the Company in retaining those executives critical to the performance of the Company. Under this program the executive officers granted non-qualified stock options in 2000 are entitled to receive a cash payment at the dividend rate paid with respect to the Company's common stock for a portion of such options granted in 2000 that remain unexercised. This dividend equivalent right vested as to 25% of such option shares in 2000 and vests as to an additional 25% annually in 2001, 2002, and 2003.

401(K) PLAN AND YEAR-END ADDITIONAL CASH COMPENSATION PROGRAM

     In August 1996, the Company terminated its Year-End Additional Cash Compensation Program and adopted a 401(k) Plan. All employees who have completed one year of service and are at least 18 years of age are eligible to participate in the 401(k) Plan, and the Company matches 100% of employee contributions, up to 6% of each individual participant's compensation. Employees vest in the Company match based on length of service, with full vesting at 5 years of service.

  Compensation to Chief Executive Officer

     Mr. McAuley has served as the Company's Chief Executive Officer since January 1, 1997, and has served as President since October 1, 1995 and Chairman since June 18, 1998.

     Mr. McAuley's base salary for 2000 was $334,652, as compared to $318,798 and $307,154 in each of 1999 and 1998. Mr. McAuley received no performance bonus during 2000, as compared to bonuses of $100,000 and $132,938 in each of 1999 and 1998, respectively. Mr. McAuley also was awarded, during fiscal years 2000, 1999 and 1998, incentive stock options to purchase 12,800, 9,500 and 8,300 shares of Company Common Stock, respectively. Mr. McAuley was also granted 72,779 non-qualified stock options in 2000 that included the dividend equivalent right described above.

     The Compensation Committee considered Mr. McAuley's role as Chairman, Chief Executive Officer and President during 2000, 1999 and 1998, and the salaries and benefits of other chief executive officers for similar companies within the industry in determining his cash compensation. The stock option awards to Mr. McAuley were based, among other things, on competitive practice within the industry, the Committee's perception of his past and expected contributions to the Company's long-term performance, and the $100,000 incentive stock option ("ISO") limitation.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term "covered employee" for this purpose is defined generally as the Chief Executive Officer and the four other highest paid employees of the Company. Performance-based compensation is outside the scope of the $1 million limitation and, hence, generally can be deducted by a publicly-held corporation without regard to amount, provided that, among other requirements, such compensation is approved by the shareholders. The Compensation Committee has not and does not anticipate the need to develop a formal policy on this matter since the compensation of the Company's executive officers has been less than the limitations contemplated by Section 162(m).

                             COMPENSATION COMMITTEE

                           Bruce A. Morrice, Chairman
                                Patrick L. Flinn
                              Homer B. Gibbs, Jr.
                               Samuel W. Kendrick

                                 April 2, 2001

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee monitors the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors and the Audit Committee on June 9, 2000, a complete copy of which is included as Appendix A to this Proxy Statement. This report reviews the actions taken by the Audit Committee with regard to the Company's financial reporting process during 2000 and particularly with regard to the Company's audited consolidated financial statements as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000.

     The Audit Committee is composed of three persons, all of whom currently are "independent directors", as defined by the New York Stock Exchange, Inc. (the "NYSE"). None of the Audit Committee members is or has been an officer or employee of the Company or any of its subsidiaries, has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates.

     The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to recommend annually to the Board of Directors the accountants to serve as the Company's independent auditors for the coming year.

     The Audit Committee believes that it has taken the actions it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met two times during 2000.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for 2000, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee also reviewed with the Company's independent auditors, Arthur Andersen LLP, their judgments as to the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee discussed with Arthur Andersen LLP its independence from management and the Company, including the written disclosures, letter and other matters required of Arthur Andersen LLP by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during 2000 by Arthur Andersen LLP that were unrelated to its audit of the financial statements referred to above and to their reviews of the Company's interim financial statements during 2000 is compatible with maintaining Arthur Andersen LLP's independence.

     Additionally, the Audit Committee discussed with the Company's independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Company's Board of Directors that the Company retain Arthur Andersen LLP as the Company's independent auditors for 2001.

                                AUDIT COMMITTEE

                          Samuel W. Kendrick, Chairman
                              Homer B. Gibbs. Jr.
                                Bruce A. Morrice

                                 April 2, 2001

                           SUMMARY COMPENSATION TABLE

     The following table shows the compensation for the past three years of the Named Executive Officers.

                                                                                      LONG-TERM COMPENSATION
                                                ANNUAL COMPENSATION(1)             ----------------------------
                                      ------------------------------------------   RESTRICTED        SECURITIES
                                                                  OTHER ANNUAL       STOCK           UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY       BONUS        COMPENSATION(2)     AWARDS          OPTIONS(#)   COMPENSATION(8)
---------------------------    ----   --------   -----------     ---------------   ----------        ----------   ---------------
Thomas H. McAuley............  2000   $334,652          --           $3,500               --           85,579(7)      $11,350
Chairman, President            1999    318,798    $100,000(3)         3,500               --            9,500          10,000
  and Chief Executive          1998    307,154     132,938(4)            --         $500,000(5)(6)      8,300          10,000
    Officer
James G. Levy................  2000    135,958          --               --           68,226(5)(6)     25,028(7)        9,058
Executive Vice President       1999    110,120      18,000(3)         2,709               --            9,500           6,607
  and Chief Financial          1998     82,405      12,238(4)         2,709               --            6,200           5,107
    Officer
W. Benjamin Jones III........  2000    159,500          --               --               --           27,365(7)       10,609
Executive Vice President       1999    154,223      15,000(3)            --               --            9,500           9,282
                               1998    150,209      22,552(4)            --          250,000(5)(6)      8,300           9,012
Robert E. Mitzel.............  2000    159,500          --               --               --           27,365(7)       11,084
Executive Vice President       1999    154,443      15,000(3)            --               --            9,500           9,282
                               1998    150,209      22,552(4)            --          250,000(5)(6)      8,300           9,349
E. Thornton Anderson.........  2000    197,669          --               --           45,490(5)(6)     19,879(7)       12,410
Senior Vice President          1999    144,803       7,000(3)            --               --            4,000           8,207
                               1998     92,579       2,693(4)         2,220               --            4,000           5,555

---------------

(1) Excludes perquisites and other personal benefits, the aggregate amount of which did not, in the case of any Named Executive Officer, exceed $50,000 or 10% of such Named Executive Officer's annual salary and bonus in any year.
(2) Year-End Additional Cash Compensation in lieu of pension under a benefit plan that was terminated upon adoption of its 401(k) Plan. No future benefits will be paid pursuant to the plan.
(3) For the fiscal year ended December 31, 2000, no Named Executive Officer bonuses were paid. The 1999 bonus amounts were paid pursuant to the 1998 Long-Term Incentive Plan based upon the attainment of certain performance goals. See "Employment Agreements."
(4) Mr. McAuley received a $75,000 performance bonus approved in February 1998 by the Board of Directors and a $57,938 bonus under the 1998 Long-Term Incentive Plan based upon the attainment of certain performance goals. Messrs. Levy, Jones, Mitzel and Anderson received bonuses of $12,238, $22,552, $22,552, and $2,693 respectively, under the 1998 Long-Term Incentive Plan. See "Employment Agreements."
(5) Represents the value of 47,904 shares received by Mr. McAuley and 23,952 shares received by each of Messrs. Jones and Mitzel pursuant to the 1998 Long-Term Incentive Plan, with a fair market value on June 18, 1998, the date of distribution, of $10.437 per share. Represents 8,333 shares received by Mr. Levy and 5,556 shares received by Mr. Anderson pursuant to the 1998 Long-Term Incentive Plan, with a fair market value on January 7, 2000, the date of distribution, of $8.1875 per share. The fair market value of these shares based on the Company's common stock price at December 31, 2000 was $891,288. Each individual receives quarterly dividend payments for all shares under this plan.
(6) The restricted stock awards for Messrs. McAuley, Jones, and Mitzel provides that the shares of restricted stock shall vest 10% on January 31st of each year commencing in 1999 and ending in 2008. The restricted stock awards for Messrs. Levy and Anderson provides that the shares of restricted stock shall vest 11.11% on January 31st of each year commencing in 2000 and ending in 2008. The restricted stock is subject to the Executive remaining an employee of the Company or the subsidiary, except in the case of death, disability, or a change in control. The Company also loaned in 1998 Messrs. McAuley, Jones, and Mitzel $500,000, $250,000 and $250,000 pursuant to secured promissory notes bearing interest at 7% per annum, with interest payable quarterly. The principal is payable at the maturity of the notes on July 1, 2008. The proceeds of the notes were used by Messrs. McAuley, Jones and Mitzel to buy 47,904, 23,952 and 23,952 shares, respectively. The secured promissory notes are accompanied by a pledge agreement on all Restricted Shares to secure the employee obligations to the notes. The Company can release collateral in the Company's judgment at any time after July 10, 2003, provided the fair market value of the remaining collateral is not less than 200% of the then outstanding principal balance of the related note and provided further all interest payments are current. See "Related Party Transactions."
(7) Represents incentive stock options granted for 12,800 to each Named Executive Officer pursuant to the 1998 Long-Term Incentive Stock Plan. This also represents non-qualified options in the amount of 72,779, 12,228, 14,565, 14,565 and 7,079 granted to Messrs. McAuley, Levy, Jones, Mitzel and Anderson, respectively, under the 1998 Long-Term Incentive Plan with a dividend equivalent feature. Under this feature, the optionees are entitled to receive on the date a dividend is paid on the Company stock, a cash payment for a portion of the options granted that remain unexercised. This dividend equivalent right vests as to 25% of such option shares in 2000, 2001, 2002 and 2003.
(8) Represents the Company's 2000 matching contribution under the 401(k) Plan.

STOCK OPTION PLANS

     Long-term incentives are presently provided through the Company's 1989 Stock Option Plan (the "1989 Plan") and its 1998 Long-Term Incentive Plan (the "1998 Plan," and collectively with the 1989 Plan, the "Plans"). These Plans are intended to promote the long-term success of the Company by providing financial incentives to the directors, officers, and employees of the Company who are in positions to make significant contributions toward the success of the Company.

     Options granted under the Plans may be either incentive stock options (options that meet certain requirements of the Internal Revenue Code, thereby receiving special tax treatment) or nonqualified stock options (options that do not meet the special requirements for incentive stock options). ISOs may be granted only to persons who are employees of the Company, including members of the Board of Directors who are also employees of the Company. Nonqualified stock options ("NSOs") may also be granted to officers, directors and employees of the Company. Only the 1998 Plan also provides for awards of stock appreciation rights ("SARs"), however no SARs have been awarded.

     The Plans are administered by the Compensation Committee. Subject to the approval of the Board of Directors, the Compensation Committee has the authority to determine the individuals to whom stock options are awarded, the number of shares for which options are granted (the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not, however, exceed $100,000, and no person shall be eligible to receive an ISO for shares in excess of such limitation), and the determination of whether an option shall be an ISO or a NSO. Options granted under the Plans are exercisable no later than 10 years from the date of grant with the exercise price being equal to 100% of the market value on the date of grant.

     In determining the grants of stock options to officers and employees of the Company, including the executive officers other than the Chief Executive Officer, the Compensation Committee reviewed with the Chief Executive Officer, the recommended individual awards, based on the respective performance, responsi-bilities, and contributions of each of the individuals under consideration, and the operating performance of the Company. The Compensation Committee also considered the expected performance requirements and contributions, as well as the position level, of each of these individuals. The Compensation Committee did not give consideration to current holdings of the Common Stock or options to purchase the Common Stock of the Company when making their decision regarding option awards.

     The following tables set forth (i) all individual grants of stock options made by the Company during fiscal 2000 to each of the Named Executive Officers (all of which are granted under the 1998 Plan and exercisable immediately upon grant), (ii) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company,
(iii) the exercise price and expiration date of these options, and (iv) estimated potential realizable values assuming the stock price appreciates over a ten-year term at rates of 5% and 10% compounded annually.

                          OPTION GRANTS IN FISCAL 2000

                                              INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                                    -------------------------------------                  VALUE AT ASSUMED
                                    NUMBER OF    % OF TOTAL                              ANNUAL RATES OF STOCK
                                    SECURITIES    OPTIONS                                  APPRECIATION FOR
                                    UNDERLYING   GRANTED TO   EXERCISE OR                     OPTION TERM
                                     OPTIONS     EMPLOYEES    BASE PRICE    EXPIRATION   ---------------------
NAME                                GRANTED(#)    IN 2000       ($/SH)         DATE         5%          10%
----                                ----------   ----------   -----------   ----------   ---------   ---------
Incentive Stock Options
  Thomas H. McAuley...............    12,800        3.98%       $7.813        1/1/10     $218,022    $395,169
  James G. Levy...................    12,800        3.98         7.813        1/1/10      218,022     395,169
  W. Benjamin Jones, III..........    12,800        3.98         7.813        1/1/10      218,022     395,169
  Robert E. Mitzel................    12,800        3.98         7.813        1/1/10      218,022     395,169
  E. Thornton Anderson............    12,800        3.98         7.813        1/1/10      218,022     395,169
Nonqualified Stock Options
  Thomas H. McAuley...............    72,779(1)    22.64%       $8.625        2/4/07     $255,545    $595,528
  James G. Levy...................    12,228(1)     3.80         8.625        2/4/07       42,935     100,058
  W. Benjamin Jones, III..........    14,565(1)     4.53         8.625        2/4/07       51,141     119,181
  Robert E. Mitzel................    14,565(1)     4.53         8.625        2/4/07       51,141     119,181
  E. Thornton Anderson............     7,079(1)     2.20         8.625        2/4/07       24,856      57,925

---------------

(1) Includes a dividend equivalent feature as described in the Summary Compensation Table.

     The following table sets forth (i) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during 2000 by each of the Named Executive Officers, (ii) the total number and value of all outstanding, unexercised options (all of which are assumed exercisable) held by the Named Executive Officers as of the end of 2000, and (iii) the aggregate dollar value of all such unexercised options that are in-the-money; that is, when the fair market value of the common stock that is subject to the option exceeds the exercise price of the option.

                      AGGREGATED OPTION EXERCISES IN 2000
                           AND YEAR-END OPTION VALUES

                                NUMBER OF SHARES                         NUMBER OF         VALUE OF UNEXERCISED
                                  ACQUIRED ON                       UNEXERCISED OPTIONS        IN-THE-MONEY
NAME                                EXERCISE       VALUE REALIZED       AT 12/31/00       OPTIONS AT 12/31/00(1)
----                            ----------------   --------------   -------------------   ----------------------
Thomas H. McAuley.............        --                 $--              173,379                 $4,000
James G. Levy.................        --                  --               52,728                  4,000
W. Benjamin Jones, III........        --                  --               83,583                  4,000
Robert E. Mitzel..............        --                  --               85,665                  4,000
E. Thornton Anderson..........        --                  --               31,879                  4,000

---------------

(1) Value based on market value of Company's Common Stock at date of exercise of the end of 2000 minus the exercise price.

COMPARATIVE STOCK PERFORMANCE

     The line graph below compares the cumulative total shareholder return on Common Stock of the Company for the last five fiscal years with the cumulative total return on the NAREIT All REIT Total Return Index and the Russell 2000 Index over the same period. The Company is using the Russell 2000 Index because it believes that the companies comprising the Russell 2000 Index have comparable market capitalization to the Company. This comparison assumes that the value of the investment in the Company Common Stock and each index was $100 on December 31, 1995 and that all dividends were reinvested.

                                                  IRT PROPERTY COMPANY            RUSSELL 2000            NAREIT ALL REIT INDEX
                                                  --------------------            ------------            ---------------------
12/31/95                                                 100.00                      100.00                      100.00
12/31/96                                                 136.48                      171.51                      135.76
12/31/97                                                 151.15                      142.55                      161.36
12/31/98                                                 139.33                      138.92                      130.99
12/31/99                                                 120.81                      168.45                      122.51
12/31/00                                                 140.26                      163.36                      154.24

EMPLOYMENT AGREEMENTS

     On October 1, 1995, the Company entered into an employment agreement with Mr. McAuley as President and Chief Operating Officer of the Company, which provided, among other things, for a minimum annual base salary of $250,000, a commencement bonus of $100,000, and the opportunity to participate in such incentive bonus plans, as may be determined by the Board. Mr. McAuley also was granted an NSO to purchase 50,000 shares of Company Common Stock under the 1989 Plan.

     The Company entered into an Amended and Restated Employment Agreement with Mr. McAuley as of November 11, 1997. This Employment Agreement provides for an initial annual salary of $306,000 with annual reviews and permits participation in all other incentive, benefit, welfare and retirement plans offered by the Company, and the use and maintenance costs of a Company automobile (or a comparable automobile allowance). It is automatically renewable each year unless sooner terminated. Following a "Change In Control" as defined therein, Mr. McAuley may, for good reason, terminate his employment and receive the sum of
2.99 times the sum of his annual base salary and his most recent bonus. Following a Change in Control and termination of employment, the Company will continue to provide benefits to Mr. McAuley for two years, consistent with the benefits he received prior to such termination.

     As of November 11, 1997, the Company also entered into Change In Control Employment Agreements with Messrs. W. Benjamin Jones III and Robert E. Mitzel, which are generally similar to the Change In Control provisions contained in the President's Employment Agreement. The provisions of their agreements provide for payments of the sum of one year's salary and bonus in the event of a Change In Control and termination of employment, and benefits are payable for a period of one year. During the fourth quarter of 1999 and the first quarter of 2000, the Company entered into Change In Control Employment Agreements with each of Messrs. James G. Levy and E. Thornton Anderson, respectively, upon terms and conditions substantially similar to those contained in the Agreements with Messrs. Jones and Mitzel.

RELATED PARTY TRANSACTIONS

     Beginning in 2000, the Company provided management services for two shopping centers owned principally by two real estate joint ventures in which Thomas H. McAuley, Chief Executive Officer of the Company, has economic interests of 33.3% and less than 1%, respectively. Such services are performed pursuant to management agreements which provide for fees based upon a percentage of gross revenues from the properties and other direct costs incurred in connection with management of the shopping centers. During 2000, the management fees charged by the Company to the real estate joint ventures were $14,000. The Company anticipates the continuation of these management services in 2001. The Audit Committee, which is responsible for evaluating the appropriateness of all related party transactions, will review the relationship annually for significant conflicts of interest. The Company also has extended credit in 1998 to certain executive officers to purchase shares of Company common stock. See "Summary Compensation Table."

ADDITIONAL INFORMATION

     The closing price of the Common Stock, as reported by the New York Stock Exchange on April 2, 2001 was $9.15.

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has been appointed by the Board of Directors as the independent public accountants for the Company for fiscal year ending December 31, 2001. Arthur Andersen LLP has served as the independent public accountants for the Company since 1979.

     Representatives of the firm of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to answer questions concerning the financial affairs of the Company.

     The aggregate fees billed for professional services rendered by the independent accountants for the audit of the company's financial statements as of and for the fiscal year ended December 31, 2000 and for the review of the Company's quarterly reports on Form 10-Q for the year were approximately $109,700. The aggregate fees billed by the independent accountants for all other services performed for the fiscal year ended December 31, 2000 amounted to approximately $96,410. There were no services performed by the independent accountants in connection with financial information systems design and implementation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than 10% shareholders are required by

SEC regulation to furnish the Company the copies of all 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to directors, executive officers, and greater than 10% beneficial owners were complied with by such persons.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors, and regular employees of the Company may solicit proxies personally or by telephone, telegraph or other means without additional compensation. The Company will reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

SHAREHOLDERS' PROPOSALS

     Proposals of shareholders intended to be presented at the 2002 annual meeting of shareholders must be received at the Company's principal executive offices on or before December 23, 2001 to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting.

OTHER MATTERS

     The management of the Company does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

     The management of the Company urges you to attend the Meeting and to vote your shares in person. Whether or not you plan to attend, please sign and promptly return your proxy. Your proxy may be revoked at any time before it is voted. Such proxy, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Meeting.

ANNUAL REPORT ON FORM 10-K

     Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Requests may be made to IRT Property Company, 200 Galleria Parkway, Suite 1400, Atlanta, Georgia 30339, Attention: W. Benjamin Jones III, Executive Vice President and Secretary.

                                          IRT PROPERTY COMPANY

                                          /s/ W. BENJAMIN JONES III

                                          By: W. BENJAMIN JONES III
                                          Executive Vice President
                                          and Secretary

                                                                      APPENDIX A

                              IRT PROPERTY COMPANY

                            AUDIT COMMITTEE CHARTER

     The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of IRT Property Company (the "Company") to assist the Board by conferring with the Company's external independent auditors and legal advisors, and Company management, in monitoring (1) the integrity of the Company's financial statements; (2) the compliance by the Company with legal and regulatory requirements, including those of the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange, Inc. (the "NYSE"), or such other securities exchange and markets upon which the Company's common stock or other securities may be listed for trading or traded; and (3) the independence and performance of the Company's external independent auditors and internal auditors, if any.

     The members of the Committee shall meet the independence, experience and other applicable requirements of the SEC and the NYSE. The members of the Committee shall be appointed by the Board.

     The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall make regular reports to the Board and any members of the Company's management as the Board may deem advisable.

     The Committee shall:

     CHARTER

          1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval; provided that the Committee may recommend proposed changes to this Charter at any time, whether in response to changes in the rules and regulations of the SEC, the NYSE, or any other regulatory or self-regulatory authorities (the "Authorities").

          In addition, the Committee shall ensure that a copy of the Charter is included in the Company's Proxy Statement for its Annual Meeting of Shareholders (the "Proxy") at least every three years, or more or less frequently if required by the Authorities.

          2. Meet at least annually with the chief financial officer, the internal auditors, if any, and the independent auditors in separate executive sessions.

          3. Meet with the independent auditors prior to the annual audit to review the planning and scope of the audit.

          4. Discuss the annual audited financial statements with management and the Company's independent auditors. Review an analysis prepared by management and the Company's independent auditors of material financial issues and judgments made in connection with the preparation of the audited financial statements, along with accounting and auditing principles and practices, as well as the adequacy of internal controls that could materially affect the Company's financial statements.

        In addition, pursuant to the rules and regulation of the SEC, the Committee shall, on an annual basis:

             (a) Decide whether to recommend the financial statements for inclusion in the Company's Annual Report on Form 10-K; and

             (b) Inform the Board of the Committee's decision in this regard, in satisfaction of the SEC's requirement that such recommendation, or lack thereof, be disclosed by the Company in the Proxy.

          5. Review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Company's response to that letter. Such review should include:

             (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

             (b) Any changes required in the planned scope of the internal audit, if any.

             (c) The responsibilities, budget and staffing of the internal auditors, if any.

          6. Review with the independent auditors the significant reports to management prepared by the internal auditors, if any, and management's responses.

          7. Discuss any major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, internal auditors, if any, or management.

          8. Review with management and discuss the quality of the earnings with the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q.

          9. Meet periodically with management to review the Company's major financial risk exposures, which shall have been identified by the Company's management, and the steps management has taken to monitor and control such exposures.

          10. Review with the independent auditors the appointment and replacement of the internal auditors, if any.

          11. Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

          12. Obtain reports from management, the Company's internal auditors, if any, and the independent auditors that the Company's are in conformity with the requirements of Section 13 of the Securities Exchange Act of 1934, as amended and other legal requirements applicable to the books and records and internal controls of the Company and its subsidiaries and any code of conduct established by the Company.

          13. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61"), as amended by Statement on Auditing Standards No. 90, relating to the conduct of the audit.

        In addition, the Committee shall inform the Board, or the management of the Company, of the outcome of such discussions to enable the Company to disclose in the Proxy the audit's compliance, or lack thereof, with SAS 61.

          14. Prepare the report required by the rules and regulations of the Authorities, which shall be included in the Company's annual meeting proxy statement.

          15. Review with outside legal counsel the Company's policies and procedures regarding compliance with applicable laws and regulations and report to the Board the impact thereof on any Company code of conduct.

          16. Review with the Company's outside legal counsel and its internal lawyers legal matters that may have a material effect on the financial statements, the Company's compliance policies and any material reports or inquiries received from the Authorities.

          17. Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Committee and the Board.

          18. Approve the fees to be paid to the independent auditors.

          19. Receive periodic reports from the independent auditors regarding the auditors' independence consistent with Independence Standards Board Standard 1 and any applicable requirements of the Authorities whose responsibility is it to continuously determine the applicable requirements and who issues same, discuss such reports with the auditor, and if so determined by the Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

        In addition, the Committee shall inform the Board, or the management of the Company, of the outcome of its review of the independence of the auditors to enable the Company, in accordance with SEC rules, to disclose such independence, or lack thereof, in the Proxy.

          20. Evaluate, together with the Board, the performance of the independent auditors and, if so determined by the Committee, recommend that the Board replace the independent auditor.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to assure compliance with laws and regulations and codes of conduct established by the Company. As stated in the NYSE's "Guiding Principles for Audit Committees Best Practices":

           "In its oversight capacity, the audit committee is neither intended nor equipped to guarantee with certainty to the full board and shareholders the accuracy of a company's financial statements and accounting practices. Proper financial reporting, accounting and audit functions are collaborative efforts conducted by full-time professionals dedicated to these purposes."

     The Committee also may rely upon the reports of legal counsel, accountants and other experts, as well as members of the Company's management.

     This Charter is not intended to, and shall not, alter the standards of conduct set forth in the Georgia Business Corporation Code for directors, including those directors who serve as Committee members. Members of the Committee shall have the benefits of all safe harbors and protections from liabilities provided by the Authorities, or otherwise with respect to their service on the Committee.

     Further, nothing herein is intended to or shall limit the responsibilities, duties and liabilities of the independent auditors to the Company, the Board and the Committee.

PROXY FORM                    IRT PROPERTY COMPANY                    PROXY FORM

        THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND
                      MAY BE REVOKED PRIOR TO ITS EXERCISE
                 PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

  Proxy For Annual Meeting of Shareholders Solicited By the Board of Directors

    The undersigned hereby appoints Thomas H. McAuley and W. Benjamin Jones III, and either of them, as Proxies, each with the full power of substitution to represent the undersigned and to vote all the shares of IRT Property Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Cobb Galleria Center, Two Galleria Parkway, Room 106, Atlanta, Georgia 30339 on Tuesday, June 5, 2001 at 11:00 A.M. local time, and any adjournments thereof (the "Meeting") (1) as hereinafter specified upon the proposals listed on the reverse side and more particularly described in the Company's proxy statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the Meeting.

1.  ELECTION OF DIRECTORS

    [ ]  FOR all nominees listed below                           [ ]  WITHHOLD AUTHORITY to vote for all nominees
         (except as marked to the contrary)                           listed below

  Nominees: (1)Thomas P. D'Arcy, (2)Patrick L. Flinn, (3)Homer B. Gibbs, Jr.,
                             (4)Samuel W. Kendrick,
                   (5)Thomas H. McAuley, (6)Bruce A. Morrice

To withhold authority to vote for any individual nominee, mark "For" and write the nominee's number on the line below.

--------------------------------------------------------------------------------

 Please date and sign this proxy on the reverse side and mail without delay in the enclosed envelope

    This proxy when properly executed will be voted in the manner directed herein by the shareholder whose signature appears below. If no direction is made, the proxy will be voted FOR Item 1, and in the discretion of the Proxies on any other matters. When signing as attorney-in-fact, executor, administrator, trustee, guardian or officer of a corporation, please give full title as such. On joint accounts, each owner should sign.


[ ] Please mark this box if you plan to attend the Annual     Dated: -----------------  , 2001
    Meeting
                                                              ---------------------------------------
                                                              Signature

                                                              ---------------------------------------
                                                              Signature (Joint Owners)